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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 2, 2002


                          CONNECTICUT BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-28389                   06-1564613
         --------                      --------                  ----------
(State or other Jurisdiction of      (Commission               (IRS Employer
incorporation or organization)       File Number)            Identification No.)


                 923 Main Street, Manchester, Connecticut 06040
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (860) 646-1700
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)






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ITEMS 1, 2, 3, 5, 6, 8 AND 9.  NOT APPLICABLE

ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                ---------------------------------------------

         (a) On April 2, 2002, the Registrant's Board of Directors, at the recommendation of its Audit Committee, terminated the engagement of Arthur Andersen LLP as the Registrant's certifying accountants.

         The report of Arthur Andersen LLP on the financial statements of the Registrant for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the date of termination of the engagement of Arthur Andersen LLP, the Registrant was not in disagreement with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its report. Furthermore, during this same time period, Arthur Andersen LLP did not advise, and has not indicated to the Registrant that it had reason to advise, the Registrant of any "reportable event" as that term is defined in Item 304(a) of Securities and Exchange Commission Regulation S-K.

         The required letter from Arthur Andersen LLP with respect to the above statements is filed hereto as Exhibit 16.1 and incorporated in response to this
Item 4(a) by reference.

         (b) On April 2, 2002, the Registrant's Board of Directors, at the recommendation of its Audit Committee, engaged Deloitte & Touche LLP as the Registrant's certifying accountants. The Registrant has not consulted with Deloitte & Touche LLP during the Registrant's two most recent fiscal years nor during any subsequent interim period prior to Deloitte & Touche LLP's engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

         (a)    Financial statements of businesses acquired:  Not applicable

         (b)    Pro forma financial information:  Not applicable

         (c)    Exhibits:

                Exhibit 16.1  Letter of Arthur Andersen LLP dated April 4, 2002




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 4, 2002                  CONNECTICUT BANCSHARES, INC.



                                       By:/s/Douglas K. Anderson
                                          ------------------------------
                                       Name:  Douglas K. Anderson
                                       Title: Executive Vice President





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                                  EXHIBIT 16.1

                LETTER OF ARTHUR ANDERSEN LLP DATED APRIL 4, 2002





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                               ARTHUR ANDERSEN LLP

                               One Financial Plaza
                               Hartford CT 06103-2699

                               Tel 860 280 0500

                               www.andersen.com




Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


April 4, 2002


Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated April 4, 2002 of Connecticut Bancshares, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


/s/Arthur Andersen LLP


cc: Douglas K. Anderson, President and Chief Operating Officer, Connecticut Bancshares, Inc.